                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]      Definitive proxy statement.

[ ]      Definitive additional materials.

[ ]      Soliciting material under Rule 14a-12.

                               PRIZE ENERGY CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:
                                 -----------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                          --------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                                ----------------
         (3)      Filing Party:
                                ------------------------------------------------
         (4)      Date Filed:
                              --------------------------------------------------

                               PRIZE ENERGY CORP.
                         3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001


To the Stockholders of PRIZE ENERGY CORP.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Prize Energy Corp., a Delaware corporation (formerly known as Vista Energy Resources, Inc.) (the "Company"), will be held at the Sheraton Grand Hotel, 4440 West John Carpenter Freeway, Irving, Texas, on Thursday, May 24, 2001, at 10:00 a.m., local time, for the following purposes:

         1.       To elect six directors of the Company for one-year terms;

         2. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the independent auditor of the Company for 2001; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 19, 2001, as the record date for the meeting, and only holders of the Company's common stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                   By Order of the Board of Directors,



                                   Monica L. Griffin
                                   Secretary

Grapevine, Texas
April 23, 2001


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                               PRIZE ENERGY CORP.
                         3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001


                     SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Prize Energy Corp., a Delaware corporation (formerly known as Vista Energy Resources, Inc.) (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 24, 2001, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying proxy were first forwarded on or about April 23, 2001, to stockholders of record on April 19, 2001.

         If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice. If no choice is indicated, such shares will be voted "FOR" (1) the election of all of the nominees for directors listed below and (2) ratification of the appointment of the independent auditor. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

         The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefore, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

                          STOCKHOLDERS ENTITLED TO VOTE

         Stockholders of record at the close of business on April 19, 2001 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 12,867,405 shares of common stock, par value $.01 per share, of the Company ("Common Stock"). Each share of Common Stock is entitled to one vote. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding at the Annual Meeting and entitled to vote will constitute a quorum for the transaction of business. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted for purpose of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will have no effect on the outcome of the election of directors. Abstentions, which may be specified on all proposals except the election of directors, will have the effect of a negative vote. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors or the other proposal. As of the Record Date, the Natural Gas Partners partnerships collectively own approximately 59% of the outstanding shares of Common Stock. If these partnerships vote "FOR" the election of all of the nominees for directors listed below and "FOR" the other proposal, all of such nominees will be elected and such other proposal will be approved by the stockholders of the Company without regard to the vote of any other stockholders.

Each of the Natural Gas Partners partnerships has indicated that it will vote "FOR" all of such nominees and "FOR" the other proposal.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Stockholder action will be requested at the Annual Meeting with respect to the re-election of each of the current members of the Board of Directors of the Company (the "Board of Directors"). The Amended and Restated Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than two nor more than 21 directors, as determined from time to time by resolution of the Board of Directors. The number of directors is currently fixed at six. The term of all of the members of the Board of Directors, consisting of Philip B. Smith, Lon C. Kile, Kenneth A. Hersh, David R. Albin, Theresa L. Killgore and James R. Latimer III, will expire at the Annual Meeting, and the accompanying proxy solicits your vote for six directors. Four of the current directors were elected to the Board of Directors pursuant to a Voting and Shareholders Agreement. For a description of this Agreement, see the discussion below under "Change in Control." Pursuant to this Agreement, Philip
B. Smith is the designee of the stockholders who are members of the Company's management and Kenneth A. Hersh, David R. Albin and Lon C. Kile are the designees of Natural Gas Partners V, L.P. Natural Gas Partners V, L.P. has the right to designate one additional member of the Board and that position is currently vacant.

         The Board of Directors has nominated Philip B. Smith, Lon C. Kile, Kenneth A. Hersh, David R. Albin, Theresa L. Killgore and James R. Latimer III for re-election as directors, each to hold office until the annual meeting of stockholders in 2002 and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation or retirement. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Smith, Kile, Hersh, Albin, Killgore and Latimer as directors of the Company. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve.

         The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

NOMINEES FOR DIRECTORS

         PHILIP B. SMITH, age 49, has been Chairman of the Board of Directors, Chief Executive Officer, Treasurer and a Director of the Company since February 8, 2000. He is the founder of Prize Natural Resources, Inc. (formerly known as Prize Energy Corp.) ("Old Prize"), which became a wholly-owned subsidiary of the Company on February 8, 2000, and has been chairman of the board of directors, chief executive officer, treasurer and a director of Old Prize since January 1999. He was also president of Old Prize during a portion of 1999. From 1996 until 1999, he also served as a director of HS Resources, Inc. and Pioneer Natural Resources Company and its predecessor, MESA, Inc. In 1996, Mr. Smith founded a small independent oil and gas company, which he managed until 1999. Mr. Smith served as president, chief executive officer and a director of Tide West Oil Company, an independent oil and gas company ("Tide West"), from 1992 until 1996. He was president and a director of Draco Petroleum, Inc., a wholly-owned subsidiary of Tide West, from 1991 until 1996, and of Tide West Trading & Transport Company, a wholly-owned subsidiary of Tide West ("TWTT"), from 1989 until 1996. From 1986 until 1991, Mr. Smith was a senior vice president of Mega Natural Gas Company, a natural gas gathering company and the former parent company of TWTT and its predecessor companies. Prior to that time, he held various technical and management positions at other independent and major oil and gas companies. He earned his M.B.A. from the University of Tulsa and his B.S. in mechanical engineering from Oklahoma State University.

         LON C. KILE, age 45, has been President, Chief Operating Officer and a Director of the Company since February 8, 2000. He has been president, chief operating officer and a director of Old Prize since June 1999. From 1997 until 1999, he was executive vice president of Pioneer Natural Resources Company, an independent oil and gas company ("Pioneer"). Mr. Kile joined Parker & Parsley Petroleum Company, an independent oil and gas company and a predecessor to Pioneer ("Parker & Parsley"), in 1985 and was promoted to senior vice president in 1996. Previously, he was vice president and manager of the mid-continent division of Parker & Parsley. Prior to that, he held the positions of vice president - equity finance & analysis and vice president - marketing and program administration of Parker & Parsley. Before joining Parker & Parsley, he was employed as supervisor - senior, audit, in charge of Parker & Parsley's audit, with Arthur Young & Co. (now Ernst & Young LLP). Mr. Kile earned his Bachelor of Business Administration degree in accounting from Oklahoma State University.

         KENNETH A. HERSH, age 37, has been a Director of the Company since February 8, 2000. He has also been a director of Old Prize since January 1999. From 1989 to the present, he has been a manager of the Natural Gas Partners private equity investment funds, which were organized to make equity investments in the oil and gas industry. Previously, he was employed by the investment banking division of Morgan Stanley & Co. Incorporated where he was a member of the firm's energy group specializing in oil and gas financing and acquisition transactions. Mr. Hersh also serves as a director of Encore Acquisition Company. Mr. Hersh earned an M.B.A. from the Stanford University Graduate School of Business and a B.A. from Princeton University.

         DAVID R. ALBIN, age 41, has been a Director of the Company since February 8, 2000. He has also been a director of Old Prize since January 1999. From 1988 to the present, he has been a manager of the Natural Gas Partners private equity investment funds. Previously, he was employed as a portfolio manager for the Bass Investment Limited Partnership, a partnership formed by the Bass family of Fort Worth, Texas. Before joining Bass, he was a member of the oil and gas group in Goldman, Sachs & Co.'s investment banking division. Mr. Albin earned a B.S. in physics and an M.B.A., both from Stanford University.

         THERESA L. KILLGORE, age 48, has been a Director of the Company since August 1, 2000. Ms. Killgore is a petroleum engineer and heads her personal investment company in Tulsa, Oklahoma. She was president and chief executive officer of Spring Holding Company from its inception in November 1996 until its sale to Cross Timbers Oil Company in July 1999. Spring Holding consisted of Spring Resources, an exploitation and production company with properties in the Arkoma Basin and the Texas Panhandle, and Mega Natural Gas, a gas marketing/transportation company. Prior to Spring, over the past 20 years Ms. Killgore has held various positions with several companies that have focused their efforts on the acquisition, exploitation, and production of oil and gas properties. Ms. Killgore earned Bachelor of Science degrees in Physics and Math from the University of Oklahoma.

         JAMES R. LATIMER III, age 55, has been a Director of the Company since October 10, 2000. Over the past eight years, Mr. Latimer has been the chairman and chief executive officer of Explorer Horizons, Incorporated, a privately held exploration and production company based in Dallas, Texas. Previously, Mr. Latimer was co-head of the regional office of what is now The Prudential Capital Group in Dallas, Texas, which handled energy and other financing for the Prudential Insurance Company. In addition, Mr. Latimer's prior experience has included senior executive positions with several private energy companies, consulting with the firm of McKinsey & Co., service as an officer in the U.S. Army Signal Corps., and several directorships. Mr. Latimer received a B.A. degree in economics from Yale University and an M.B.A. from Harvard University. He is a Chartered Financial Analyst.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company receive $2,500 per meeting for their services as directors. Directors who are also employees of the Company are not separately compensated for serving on the Board of Directors. In addition, the Company reimburses directors for reasonable expenses incurred in connection with attending meetings of the Board of Directors and its committees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, the Board of Directors held two meetings. Each director was present at 75% or more of the aggregate of the meetings of the Board of Directors and of the committees of the Board of Directors on which he or she served. In addition, the Board of Directors took action thirteen times during 2000 by unanimous written consent. The Board of Directors has a standing Audit Committee and a standing Compensation Committee.

         The Audit Committee is composed of Messrs. Smith, Killgore and Latimer. Each of these individuals, other than Mr. Smith, qualifies as an "independent" director under the current listing standards of the American Stock Exchange. The Audit Committee has adopted a charter and it is attached to this Proxy Statement as Exhibit A. The Audit Committee annually considers the qualifications of the independent auditor of the Company and the independence of the auditor and makes recommendations to the Board of Directors on the engagement of the independent auditor. The Audit Committee has considered whether the provisions of the services by Ernst & Young LLP as described in this Proxy Statement under the caption "All Other Fees" under Proposal Two below is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee also:

         o reviews with management and the independent auditor the audited financial statements of the Company, including issues concerning accounting and auditing principles and practices and the adequacy of the Company's internal accounting controls that may have a significant effect on the financial statements;

         o reviews with management and the independent auditor the interim financial statements of the Company;

         o receives periodic reports from the independent auditor regarding the auditor's independence and discusses such reports with the independent auditor; and

         o reviews with the independent auditor any difficulties the auditor may have encountered in performing its services and any management letter provided by the auditor and management's response to the letter.

The Audit Committee also generally reviews the terms of material transactions and arrangements, if any, between the Company and its directors, officers, and principal stockholders. The Audit Committee met once during 2000. The Chairman of the Audit Committee also met once with the independent auditor of the Company. The Audit Committee took action once during 2000 by unanimous written consent.

         The Compensation Committee is composed of Messrs. Smith, Kile, Hersh and Albin. The Compensation Committee (1) monitors and administers the Company's employee benefit plans and executive compensation plans, practices and policies, including all salaries, bonuses and fringe benefits, (2) makes changes in existing employee benefit plans and executive compensation plans, and (3) formulates and adopts new executive compensation plans. The Compensation Committee met once during 2000. The Compensation Committee took action once during 2000 by unanimous written consent.

         The Company does not have a standing Nominating Committee. The Company's Bylaws provide that nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting who complies with the advance notice procedures set forth therein. These procedures require any stockholder who intends to make a nomination for director at the meeting to deliver notice of such nomination to the Secretary of the Company not less than 60 days nor more than 90 days before the meeting. The notice must contain all information about the proposed nominee as would be required to be included in a proxy statement soliciting proxies for the election of such nominee, including such nominee's written consent to serve as a director if so elected. If the Chairman of the meeting determines that a person is not nominated in accordance with the nomination procedure, such nomination will be disregarded. The Company's Bylaws provide that the annual meeting of stockholders to be held each year will be on such date and time as may be established by the Board of Directors. The Company intends to hold the annual meeting each year on the fourth Thursday in May.

                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

         The Board of Directors has appointed Ernst & Young LLP as the independent auditor of the Company for the fiscal year ending December 31, 2001. A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors will reconsider the appointment. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the adoption of this proposal.

         Prior to the merger of the Company with Old Prize, Arthur Andersen LLP had been the independent accountant for the Company and Ernst & Young LLP had been the independent accountant for Old Prize. In conjunction with the merger, on February 8, 2000, the Board of Directors approved the engagement of Ernst & Young LLP as the Company's independent accountant for the fiscal year ending December 31, 2000, to replace Arthur Andersen LLP, who was dismissed as independent accountant of the Company after completing the audit of the Company and its subsidiaries at December 31, 1999, and for the year then ended. On February 8, 2000, the Board of Directors also approved the engagement of Ernst & Young LLP as independent accountant to audit Old Prize and its subsidiaries at December 31, 1999, and for the period then ended. The audit of the Company for the fiscal year ended December 31, 1999, was completed on February 16, 2000.

         Arthur Andersen LLP's reports on the Company's financial statements for the fiscal years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 1999 and 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in connection with their report.

         The Company expects that a representative of Ernst & Young LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR 2001.

AUDIT FEES

         The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $135,145.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Ernst & Young LLP for professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000, were $180,420, consisting of audit related fees of $144,155 for, among other things, work done on various registration statements of the Company and tax fees of $36,265.


                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of April 19, 2001, regarding the ownership of Common Stock by the following:

         o all persons known by the Company to be beneficial owners of more than five percent of such stock,

         o        each director and nominee for director of the Company,

         o each of the executive officers of the Company named in the Summary Compensation Table below, and

         o all executive officers and directors of the Company as a group.

Shares of Common Stock which were not outstanding but which could be acquired by a person upon exercise of an option or warrant within 60 days of April 19, 2001, are deemed outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by that person. These shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by any other person. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares indicated as beneficially owned by them.

                                                                          SHARES
                                                                       BENEFICIALLY               PERCENTAGE
NAME OF OWNER OR IDENTITY OF GROUP                                        OWNED                    OF CLASS
                                                                       ------------               ----------

Natural Gas Partners V, L.P. .................................           7,326,821                     56.94%
  125 E. John Carpenter Freeway, Suite 600
  Irving, Texas 75062

Natural Gas Partners III, L.P. ...............................             625,025(1)                   4.67%
  125 E. John Carpenter Freeway, Suite 600
  Irving, Texas 75062

Natural Gas Partners II, L.P. ................................             457,302(2)                   3.46%
  125 E. John Carpenter Freeway, Suite 600
  Irving, Texas 75062

Philip B. Smith ..............................................           1,471,045(3)(4)               10.65%
  20 E. 5th Street, Suite 1400
  Tulsa, Oklahoma 74103

Lon C. Kile ..................................................             578,618(5)                   4.32%

Kenneth A. Hersh .............................................           8,429,448(6)                  61.36%
  125 E. John Carpenter Freeway, Suite 600
  Irving, Texas 75062

David R. Albin ...............................................           8,409,148(6)                  61.21%
  100 N. Guadalupe, Suite 205
  Santa Fe, New Mexico 87501

David R. Massengill ..........................................             267,852(7)                   2.04%

Theresa L. Killgore ..........................................                  --                        --

James R. Latimer III .........................................                  --                        --

All executive officers and
  directors as a group (7 persons) ...........................          10,746,963(4)(8)               69.39%

----------
* Less than one percent.

(1) Includes 503,120 shares issuable upon exercise of stock warrants currently exercisable at an exercise price of $28.00 per share.

(2) Includes 368,109 shares issuable upon exercise of stock warrants currently exercisable at an exercise price of $28.00 per share.

(3) Includes 946,520 shares issuable upon exercise of stock options currently exercisable at an exercise price of $7.84 per share.

(4) Includes (a) 84,134 shares held by the Scott C. Smith Irrevocable Trust, of which Mr. Smith is the trustee, and (b) 84,134 shares held by the Laura E. Smith Irrevocable Trust, of which Mr. Smith is the trustee.

(5) Includes 535,702 shares issuable upon exercise of stock options currently exercisable at an exercise price of $7.84 per share.

(6) Includes, as to Mr. Hersh, and represents as to Mr. Albin, shares beneficially owned by Natural Gas Partners II, L.P. ("NGP II"), Natural Gas Partners III, L.P. ("NGP III") and Natural Gas Partners V, L.P. ("NGP V"). Messrs. Hersh and Albin serve as directors of the Company and constitute (a) two of the four managing members of each entity that serves as the ultimate general partner of NGP II and NGP III and (b) two of the three managing members of the entity that serves as the ultimate general partner of NGP V. They also own interests in these Natural Gas Partners partnerships. Accordingly, they may be deemed to beneficially own, or otherwise control, the voting of all or some portion of the shares owned by NGP II, NGP III and NGP V. Messrs. Hersh and Albin disclaim beneficial ownership of these shares.

(7) Represents shares issuable upon exercise of stock options currently exercisable at an exercise price of $7.84 per share.

(8) Includes 1,750,074 shares issuable upon exercise of stock options currently exercisable at an exercise price of $7.84 per share. Also includes shares beneficially owned by NGP II, NGP III and NGP V. Messrs. Hersh and Albin disclaim beneficial ownership of shares beneficially owned by NGP II, NGP III and NGP V.

CHANGE IN CONTROL

       On February 8, 2000, a change in control of the Company occurred as a result of the consummation of the merger (the "Merger") of PEC Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Old Prize, with Old Prize as the surviving corporation. Old Prize is now a wholly-owned subsidiary of the Company. Pursuant to the Merger, each issued and outstanding share of Old Prize common stock was converted into 1,665.187 shares of the Company's Common Stock and each issued and outstanding share of Old Prize convertible preferred stock was converted into 1,665.187 shares of the Company's convertible preferred stock. After the Merger, former Old Prize stockholders collectively owned approximately 84% of the Company's outstanding Common Stock, assuming conversion of the Company's convertible preferred stock. The Old Prize stockholders were NGP V, Philip B. Smith, Scott C. Smith Irrevocable Trust, Laura E. Smith Irrevocable Trust, Lon C. Kile, Monica L. Griffin and Pioneer Natural Resources USA, Inc., a wholly-owned subsidiary of Pioneer ("Pioneer USA"). The Merger also accelerated the vesting of outstanding options to purchase shares of Common Stock under a former stock option plan. For accounting purposes, the Merger was treated as an acquisition of the Company by Old Prize.

       Upon completion of the Merger, on February 8, 2000, each of the executive officers and directors of the Company resigned, except for David R. Albin and Kenneth A. Hersh, who continued to serve as directors of the Company following the Merger. The Board of Directors then appointed Philip B. Smith, Lon C. Kile, Scott D. Sheffield and Mark L. Withrow to fill vacancies on the Board of Directors. The Board of Directors also appointed the executive officers of Old Prize to serve as the executive officers of the Company. Pursuant to the Voting and Shareholders Agreement discussed below, Mr. Smith was the designee of the stockholders who are members of the Company's management; Messrs. Hersh, Albin and Kile were the designees of NGP V; and Messrs. Sheffield and Withrow were the designees of Pioneer USA. Messrs. Sheffield and Withrow resigned as directors of the Company, effective as of March 31, 2000. See "Certain Transactions."

         In conjunction with the Merger, on February 8, 2000, the existing Voting and Shareholders Agreement between Old Prize, NGP V, Pioneer USA and the other stockholders of Old Prize was terminated and the Company entered into an agreement with Pioneer USA, NGP II, NGP III, NGP V and certain management stockholders, having substantially the same terms and conditions as the prior agreement. On March 31, 2000, Pioneer USA relinquished all of its rights under the Voting and Shareholders Agreement, including its right to designate two members of the Board of Directors. See "Certain Transactions."

       Under the terms of the new Voting and Shareholders Agreement and as a result of Pioneer USA's relinquishment of its rights under this agreement, the remaining parties to the agreement have the following rights to nominate and elect members of the Board of Directors:

         o Stockholders who are members of the Company's management may designate one member; and

         o        NGP V may designate up to four members.

         The provisions of the Voting and Shareholders Agreement described above regarding election of directors terminates as to:

         o any single Company management member on the first to occur of the termination of that person's employment by the Company, the death of that person and the date on which that person transfers Company securities in violation of the transfer restrictions provided for in the agreement; and

         o        all parties to the agreement on June 29, 2009.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information with respect to the compensation of the Company's Chief Executive Officer and each of the Company's other executive officers whose compensation, based on salary and bonus earned during 2000, exceeded $100,000, for services in all capacities to the Company and its subsidiaries during each of the Company's last three fiscal years. None of the executive officers shown were employed by the Company during 1998.


                                                                                     LONG-TERM COMPENSATION
                                                                             ------------------------------------
                                                 ANNUAL COMPENSATION                 AWARDS              PAYOUTS
                                          ---------------------------------  ----------------------     ---------
                                                                                         SECURITIES
                                                                             RESTRICTED  UNDERLYING     LONG-TERM
                                                               OTHER ANNUAL    STOCK      OPTIONS/      INCENTIVE    ALL OTHER
        NAME AND                          SALARY       BONUS   COMPENSATION   AWARD(S)      SARS         PAYOUTS   COMPENSATION
   PRINCIPAL POSITION          YEAR         ($)         ($)       ($)(1)        ($)         (#)            ($)        ($)(2)
-------------------------     -------     -------     -------  ------------  ----------   ---------     ---------  ------------

Philip B. Smith ............     2000     140,000      94,500       -0-         -0-           -0-            -0-      10,500
  Chairman and                   1999      72,000      47,250       -0-         -0-       946,520(3)         -0-      10,500
  Chief Executive Officer

Lon C. Kile(4) .............     2000     225,000     151,875       -0-         -0-           -0-            -0-      10,500
  President and Chief            1999     114,000      75,938       -0-         -0-       535,702(3)         -0-      10,500
  Operating Officer

D. Richard Massengill(5) ...     2000     175,000     118,125       -0-         -0-           -0-            -0-      10,500
  Vice President                 1999      62,500      32,813       -0-         -0-       267,852(3)         -0-      10,500


----------
(1) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for any named individual.

(2)      Represents Company contributions to the Company's 401(k) Plan.

(3) Represents shares of Common Stock underlying options granted during 1999 after giving effect to the Merger.

(4)      Mr. Kile joined the Company in June 1999.

(5)      Mr. Massengill joined the Company in July 1999.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

       The following table sets forth certain information with respect to options granted, if any, to the named executive officers of the Company during 2000. The Company has never granted any stock appreciation rights.

                                     INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------
                                    NUMBER OF   % OF TOTAL
                                   SECURITIES     OPTIONS/                               POTENTIAL REALIZABLE VALUE
                                   UNDERLYING       SARS                                  AT ASSUMED ANNUAL RATES
                                    OPTIONS/     GRANTED TO                              OF STOCK PRICE APPRECIATION
                                     SARS        EMPLOYEES    EXERCISE OR                      FOR OPTION TERM
                                    GRANTED      IN FISCAL    BASE PRICE    EXPIRATION   ---------------------------
           NAME                       (#)           YEAR        ($/SH)         DATE       5%($)              10%($)
-----------------------------      ----------    ----------   -----------   ----------   --------          ---------

Philip B. Smith..............         -0-           -0-           -0-           -0-           -0-            -0-
Lon C. Kile..................         -0-           -0-           -0-           -0-           -0-            -0-
D. Richard Massengill........         -0-           -0-           -0-           -0-           -0-            -0-


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

       The following table sets forth certain information with respect to options exercised by the named executive officers of the Company during 2000, and the number and value of unexercised options held by such executive officers at the end of the year. The Company has never granted any stock appreciation rights.

                                                                                            VALUE OF UNEXERCISED
                                 SHARES                    NUMBER OF SECURITIES                IN-THE-MONEY
                                ACQUIRED                  UNDERLYING UNEXERCISED          OPTIONS/SARS AT FY-END
                                  ON         VALUE     OPTIONS/SARS AT FY-END(#)(1)               ($)(2)
                                EXERCISE    REALIZED   ----------------------------    -----------------------------
               NAME               (#)         ($)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
-------------------------       --------    --------   -----------    -------------    -----------     -------------


Philip B. Smith..........         -0-         -0-        946,520           -0-         $ 12,219,573        -0-
Lon C. Kile..............         -0-         -0-        535,702           -0-            6,915,913        -0-
D. Richard Massengill....         -0-         -0-        267,852           -0-            3,457,969        -0-

----------

(1) Represents shares of Common Stock underlying options after giving effect to the Merger. All of the options were previously granted in 1999 and became fully exercisable as a result of the change in control resulting from the Merger.

(2) Represents the difference between the year-end closing price of the Common Stock on the American Stock Exchange of $20.75 per share and the exercise price per share, multiplied by the number of shares subject to options.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
AGREEMENTS

       The Company has not entered into any employment agreements with its executive officers.

       In connection with the Merger, on October 8, 1999, the Company entered into Termination and Consulting Agreements with each of C. Randall Hill, the Company's then Chairman and Chief Executive Officer, Steven D. Gray, the Company's then President, and R. Cory Richards, the Company's then Executive Vice President. Under these agreements, each executive officer received a cash severance payment in the amount of $333,333 following completion of the Merger. Each executive officer also agreed, as may be requested by the Company, to provide consulting services to the Company at a monthly compensation equal to his current monthly compensation at the time he entered into the agreement. The monthly compensation of each of Messrs. Hill and Gray at that time was $13,750. Mr. Richards' monthly compensation at that time was $11,459. Under these agreements, the consulting services terminated on February 28, 2000.

REPORT ON EXECUTIVE COMPENSATION

       As members of the Board of Directors, it is our responsibility to review and set the compensation levels of the Company's executive officers, evaluate the performance of management and consider management succession and related matters. In addition, we administer any annual or long-term incentive compensation plans of the Company.

       The Board of Directors considers information with respect to the reasonableness of compensation paid to executive officers of the Company, as well as all employees of the Company and its subsidiaries in managerial positions. The Board of Directors also takes into account how compensation compares to compensation paid by competitors in the Company's industry as well as the performance of the Company.

       The Company's executive compensation policy is designed to attract, motivate, reward and retain the key executive talent necessary to achieve the Company's business objectives and contribute to the long-term success of the Company. In order to meet these goals, the Company's compensation policy for its executive officers focuses primarily on determining appropriate salary levels and providing long-term stock-based incentives. To a lesser extent, the Company's compensation policy also contemplates performance-based cash bonuses. The executive compensation program for 2000 consisted of two elements: base salary and cash bonuses.

       Base Salary. Base salary for executive officers is determined principally by competitive factors and the marketplace. In determining its recommendations for adjustments to the base salaries of officers, including the Chief Executive Officer, for 2000, the Company focused primarily on the scope of each officer's responsibilities, each officer's contributions to the Company's success in moving toward its long-term goals during the year, the Company's assessment of the quality of services rendered by the officer, comparison with compensation for officers of comparable companies and an appraisal of the Company's financial position.

       Annual Incentive Bonus. The compensation policy of the Company is that a part of the annual compensation of each officer should be related to and contingent upon the performance of the Company, as well as the individual contribution of each officer. In addition, the Board of Directors has reviewed compensation information for executives of companies comparable to the Company in an effort to ensure that the Company's bonuses are competitive. As a result of the Company's strong financial performance for 2000, the executive officers, including the Chief Executive Officer, were awarded cash bonuses for 2000.

       Equity Compensation. The grant of stock options to executive officers generally constitutes an important element of long-term compensation for executive officers. If granted, stock options increase management's equity ownership in the Company with the goal of ensuring that the interests of management remain closely aligned with those of the Company's stockholders. The Board of Directors believes that stock options in the Company provide a direct link between executive compensation and stockholder value. By attaching vesting requirements, stock options can also create an incentive for executive officers to remain with the Company for the long-term. Because each of the executive officers currently has a significant number of stock options, none of the executive officers of the Company were granted additional stock options during 2000.

       The members of the Committee believe that linking executive compensation to corporate performance results is a better alignment of compensation with corporate goals and stockholder interests. As performance goals are met or exceeded, resulting in increased value to stockholders, executive officers are to be rewarded commensurately. The members of the Committee believe that compensation levels during 2000 adequately reflect the compensation goals and practices of the Company.

                                                COMPENSATION COMMITTEE

                                                David R. Albin
                                                Kenneth A. Hersh
                                                Philip B. Smith
                                                Lon C. Kile


The Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2000, Kenneth A. Hersh, David R. Albin, and Philip B. Smith and Lon C. Kile, executive officers of the company, served as members of the Compensation Committee of the Board of Directors. Messrs. Hersh and Albin constitute (a) two of the four managing members of each entity that serves as the ultimate general partner of NGP II and NGP III and (b) two of the three managing members of the entity that serves as the ultimate general partner of NGP V. They also own interests in these Natural Gas Partners partnerships. NGP V is a more than 5% stockholder of the Company. For information with respect to transactions involving such persons, Old Prize and the Company, see "Certain Transactions."

PERFORMANCE GRAPH

       The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the period commencing October 29, 1998 (the date on which the Company's Common Stock began trading publicly), and ending on December 31, 2000, with the cumulative total return on the American Stock Exchange Market Value Index and the Dow Jones-Secondary Oil Index. The comparison assumes $100 was invested on October 29, 1998, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                                    [GRAPH]

                                                10/29/1998           12/98            12/99             12/00              3/01
                                                ----------         --------          --------          --------          --------
PRIZE ENERGY CORP                                $ 100.00          $  68.00          $  64.00          $  94.86          $  93.26
AMEX MARKET VALUE INDEX                          $ 100.00          $ 109.68          $ 140.12          $ 143.97          $ 140.88
DOW JONES OIL COMPANIES-SECONDARY INDEX          $ 100.00          $  89.85          $ 101.58          $ 162.33          $ 152.78

----------
Source:  Research Data Group

       The above performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                          REPORT OF THE AUDIT COMMITTEE

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2000, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

       The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

       The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for 2001.

                                        AUDIT COMMITTEE

                                        Philip B. Smith
                                        Theresa L. Killgore
                                        James R. Latimer III

         The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              CERTAIN TRANSACTIONS

       Conversion of Convertible Preferred Stock and Repurchase of Common Stock. On March 31, 2000, Pioneer USA converted all of the 3,984,197 shares of Series A 6% Convertible Preferred Stock of the Company owned by it into 3,984,197 shares of Common Stock. Immediately after such conversion, the Company purchased 1,346,482 of the newly-issued shares of Common Stock from Pioneer USA for cash consideration of approximately $18.2 million. Immediately prior to the conversion of the preferred stock on March 31, 2000, the Company paid Pioneer USA $458,514 as a dividend on the preferred stock. In conjunction with these transactions, Pioneer USA relinquished all of its rights under the Voting and Shareholders Agreement, including its right to designate two members of the Company's Board of Directors. Accordingly, Scott D. Sheffield and Mark L. Withrow, Pioneer USA's previous designees on the Board of Directors, resigned as directors of the Company, effective as of March 31, 2000. Pioneer USA and the Company also agreed to terminate the Joint Participation Agreement discussed below as of March 31, 2000.

       Merger. For details with respect to the merger of the Company with Old Prize, including the Voting and Shareholders Agreement entered into in connection therewith, see "Change in Control."

         At the time of the Merger, each of David R. Albin and Kenneth A. Hersh was a director of Old Prize and also a director of the Company. In addition, Messrs. Albin and Hersh are principal managers of, and own interests in, NGP II and NGP III, which entities owned approximately 52% of the Company's outstanding common stock prior to the Merger. Messrs. Albin and Hersh are also principal managers of, and own interests in, NGP V, which owned approximately 60% of

Old Prize's outstanding shares of capital stock (common stock and convertible preferred stock, combined) prior to the Merger. The terms of and consideration paid in connection with the Merger was determined through arms-length negotiations between the executive management of Old Prize and a special committee of the Board of Directors.

       As part of the Merger, the Company committed to indemnify the former officers and directors of the Company and has purchased officers and directors insurance for such former officers and directors at a total cost of $20,000.

       Joint Participation Agreement. On June 29, 1999, Old Prize and Pioneer USA entered into a Joint Participation Agreement. On February 8, 2000, Old Prize assigned to the Company all of its rights and the Company assumed all of its obligations under the Joint Participation Agreement. As discussed above, the Joint Participation Agreement was terminated on March 31, 2000. Under the Joint Participation Agreement, the Company was obligated to notify Pioneer USA of certain opportunities to acquire oil and gas interests or securities of a company that was engaged in the acquisition, exploitation, exploration and development of oil and gas. In addition, the Company was obligated to notify Pioneer USA of any decision by the Board of Directors to sell to any unaffiliated third party direct property interests in an exploration project or equity ownership interests in an entity owned or controlled by the Company that owned such an exploration project, in either case, for the purpose of financing such exploration project. Pursuant to the terms of the Joint Participation Agreement, Pioneer USA had the right to participate, up to 50%, in any acquisition opportunity or exploration project described above.

       Registration Rights Agreement. Upon completion of the Merger, the Company entered into a Registration Rights Agreement with NGP II, NGP III, NGP V, Pioneer USA, certain holders of shares of Common Stock and various holders of the Company's outstanding warrants to purchase Common Stock. The Registration Rights Agreement entitles the parties to certain demand, piggyback and shelf registration rights with respect to their shares of Common Stock and provides for the payment of the expenses of registration by the Company. In addition, the Registration Rights Agreement grants Pioneer USA the right to include registrable securities in the first underwritten offering of Common Stock commenced after the Merger to the extent of the lesser of:

         o        shares with a value of $50 million; or

         o 50% of the total number of shares to be sold in the offering, plus 50% of any over-allotment for that offering.

       On September 26, 2000, the Company completed an underwritten public offering of its Common Stock in which NGP II, NGP III and Pioneer USA were selling stockholders. The expenses of the offering, including those of the selling stockholders other than the underwriting discount, were paid by the Company in accordance with the terms of the Registration Rights Agreement.

       Amendment to Confidentiality and Non-Compete Agreements. In connection with the Merger, the Company amended its confidentiality and non-compete agreements with each of C. Randall Hill and Steven D. Gray, former executive officers and directors of the Company, to terminate the non-competition provisions of those agreements, effective upon completion of the Merger.

       Advisory Services and Indemnification Agreement. Old Prize entered into an Advisory Services and Indemnification Agreement, dated as of January 25, 1999, as amended, with NGP V, currently a more than 5% stockholder of the Company. Kenneth A. Hersh and David R. Albin, representatives of NGP V, also serve as directors of the Company. Under the terms of the agreement, Old Prize agreed to pay NGP V $150,000 per year, and reimburse NGP V for various expenses, in consideration for certain consulting and financial advisory services provided by NGP V and its representatives. Following the Merger, the agreement was continued with the Company. Prior to the Merger, the Company had a similar Advisory Services Agreement with NGP II and NGP III, each a more than 5% stockholder of the Company, except that the annual fee was $75,000. Kenneth A. Hersh and David R. Albin are also representatives of NGP II and NGP III. This agreement was terminated upon completion of the Merger.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the SEC and the American Stock Exchange, and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to 2000.

       To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during and with respect to 2000, all Section 16(a) filing requirements applicable to its officers, directors and more than 10% stockholders were complied with.


                                  OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

       The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a vote of the stockholders, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment. The Company's Bylaws require that, for business to be properly brought before a meeting of stockholders by a stockholder, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days before the meeting. The notice must contain a brief description of the business proposed to be brought before the meeting and other information specified in the Company's Bylaws. If the Chairman of the meeting determines that such business was not brought before the meeting in accordance with such procedures, such business will not be transacted.

PROPOSALS OF STOCKHOLDERS

       Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 3500 William D. Tate, Suite 200, Grapevine, Texas 76051, on or before December 24, 2001, to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.

       In accordance with the Company's Bylaws, any stockholder who intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders and has not sought inclusion of the proposal in the Company's proxy statement and accompanying proxy pursuant to Rule 14a-8, must provide the Company with notice of such proposal no later than March 25, 2002, in order for such proposal to be properly brought before the meeting.



                                             By Order of the Board of Directors,



                                             Monica L. Griffin
                                             Secretary


Grapevine, Texas
April 23, 2001

                                                                       EXHIBIT A


                               PRIZE ENERGY CORP.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


         PURPOSE. The Audit Committee is appointed by the Board to assist the Board in monitoring (a) the integrity of the financial statements of the Company, and (b) the independence and performance of the Company's internal, if any, and external auditors.

         COMPOSITION AND INDEPENDENCE. There shall be not less than three (3) members of the Audit Committee. The members of the Audit Committee shall meet the independence, financial literacy and experience requirements of the American Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

         AUTHORITY. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         REPORTS. The Audit Committee shall make regular reports to the Board.

         FUNCTIONS. The Audit Committee shall perform the following functions. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q. The Chairman of the Audit Committee may represent the entire Audit Committee, either in person or by telephone conference call, for purposes of this review.

         5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors, if any, or management.

         7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         8. Approve the fees to be paid to the independent auditor.

         9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to oversee the independence of the auditor.

         10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         11. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         12. Obtain from the independent auditor assurance that Section 10A (Audit Requirements) of the Securities Exchange Act of 1934 has not been implicated.

         13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         16. Review with the Company's counsel legal matters that may have a material impact on the financial statements.

         17. Meet at least annually with the chief financial officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                               PRIZE ENERGY CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2001

     The undersigned hereby appoints Philip B. Smith and Lon C. Kile, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Prize Energy Corp. to be held on the 24th day of May, 2001, at 10:00 a.m., local time, at the Sheraton Grand Hotel, 4440 West John Carpenter Freeway, Irving, Texas, and at any and all adjournments thereof, on all matters coming before said meeting.

             PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
         AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            (CONTINUED ON OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE     Please mark
MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO           your votes as     [X]
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"          in this example.
PROPOSALS 1 and 2.

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. Election of Directors.

   Nominees: Philip B. Smith, Lon C. Kile, Kenneth A. Hersh, David R. Albin,
             Theresa L. Killgore and James R. Latimer III

         [ ] FOR                                [ ] WITHHELD

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.


         --------------------------------

2. Ratification of Ernst & Young LLP as independent auditor of the Company for 2001.

         [ ] FOR                    [ ] AGAINST                   [ ]ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.


                                       -----------------------------------------
                                                       Signature


                                       -----------------------------------------
                                               Signature if held jointly

                                       DATE                               , 2001
                                            ------------------------------

                                       Please sign exactly as name appears
                                       herein, date and return promptly. When
                                       shares are held by joint tenants, both
                                       must sign. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name by duly authorized officer and give title of officer. If a partnership, please sign in partnership name by authorized person and give title or capacity of person signing.